Exhibit 10.1

NOTIS GLOBAL, INC.

LOCK-UP AGREEMENT

Reference is made to the 10% Convertible Debentures (each, a “Debenture,” and in the aggregate, the “Debentures”) issued by Notis Global, Inc. (the “Company”) and held by the undersigned as of the date hereof. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Debentures.

For good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the undersigned agrees that during the period beginning on and including May 2, 2016 through and including May 13, 2016 (the “Restriction Period”), the undersigned will not (1) sell, transfer or otherwise dispose of any shares of Common Stock of the Company or any options or other rights to purchase shares of Common Stock which the undersigned owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with merger, consolidation or similar transaction involving the Company, or (2) assign or transfer any of the Debentures, unless the recipient of such Debentures undertakes to comply with the terms of this Lock-up Agreement. The undersigned further agree that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any sale, transfer or disposition of shares of Common Stock held by the undersigned in violation hereof. Any subsequent issuance to and/or acquisition by the undersigned of debentures or Common Stock or options or instruments convertible into Common Stock will be subject to all of the provisions of this Lock-Up Agreement.

The restriction set forth in the immediately preceding paragraph shall not apply the conversion by the undersigned of any of the Debenture into shares of Common Stock of the Company; provided, that, the Common Stock of the Company received upon such conversions shall remain subject to the restrictions provided for in this Agreement.

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Dated:             , 2016

Very truly yours,

(Name of Debenture holder - Please Print)

(Signature)

(Name of Signatory if Stockholder is an entity - Please Print)

(Title of Signatory if Stockholder is an entity - Please Print)

Address:

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